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                                FORM OF AMENDMENT

                                 [JPMORGAN LOGO]

JPMORGAN CHASE BANK
4 New York Plaza
New York, NY 10004

[April __], 2003

UBS Relationship Funds
One North Wacker Drive
Chicago, IL 60606

     RE:  AMENDMENT TO THE MULTIPLE SERVICES AGREEMENT SECURITIES LENDING
          AUTHORIZATION DATED JULY 15, 1997 - ADDITION OF A SERIES TO SCHEDULE A

Dear Sirs:

We refer to the Amendment to the Multiple Services Agreement Securities Lending
Authorization dated July 15, 1997 (the "Securities Lending Authorization") between JPMorgan Chase Bank (the "Custodian"), as successor to the Morgan
Stanley Trust Company, and UBS Relationship Funds (the "Client"). The parties hereby agree as follows:

     1. Schedule A is replaced in its entirety with Schedule A attached hereto.

The Multiple Services Agreement, as amended by this letter amendment, shall continue in full force and effect.

Please evidence your acceptance of the terms of this letter by signing below and returning one copy to Brian Fitzgerald, J.P. Morgan Investor Services Co., 73
Tremont St., Boston, MA 02108.

                                          Very truly yours,

                                          JPMORGAN CHASE BANK


                                          By:
                                              ----------------------------------
                                          Name: Brian K. Fitzgerald
                                          Title: Vice President

Accepted and Agreed:

UBS RELATIONSHIP FUNDS


By:
    ----------------------------
Name: Paul H. Schubert
Title: Treasurer and Principal Accounting Officer





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                                   SCHEDULE A

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
                                                      MAXIMUM PERMISSIBLE      MAXIMUM PERMISSIBLE
                                                       LOAN PERCENTAGE -        LOAN PERCENTAGE -
ACCOUNT                                                    TOTAL FUND              SINGLE ISSUE
------------------------------------------------   -------------------------   -------------------
UBS RELATIONSHIP FUNDS

UBS Global Securities Relationship Fund             33 1/3% of total assets
UBS U.S. Value Equity Relationship Fund             33 1/3% of total assets
UBS Global Aggregate Bond Relationship Fund         33 1/3% of total assets
UBS U.S. Cash Management Prime Relationship
   Fund                                             33 1/3% of total assets
UBS U.S. Core Plus Relationship Fund                33 1/3% of total assets
UBS U.S. Equity Relationship Fund                   33 1/3% of total assets
UBS U.S. Large Cap Equity Relationship Fund         33 1/3% of total assets
UBS U.S. Intermediate Cap Equity Relationship
   Fund                                             33 1/3% of total assets
UBS U.S. Small Cap Equity Relationship Fund         33 1/3% of total assets
UBS International Equity Relationship Fund          33 1/3% of total assets
UBS U.S. Bond Relationship Fund                     33 1/3% of total assets
UBS U.S. Short Duration Relationship Fund           33 1/3% of total assets
UBS Short-Term Relationship Fund                    33 1/3% of total assets
UBS Emerging Markets Equity Relationship Fund       33 1/3% of total assets
UBS Enhanced Yield Relationship Fund                33 1/3% of total assets
UBS U.S. Treasury Inflation Protected Securities
   Relationship Fund                                33 1/3% of total assets
UBS High Yield Relationship Fund                    33 1/3% of total assets
UBS Defensive High Yield Relationship Fund          33 1/3% of total assets
UBS Emerging Markets Debt Relationship Fund         33 1/3% of total assets
UBS U.S. Securitized Mortgage Relationship Fund     33 1/3% of total assets
DSI Enhanced S&P 500 Relationship Fund              33 1/3% of total assets
UBS Opportunistic Emerging Markets Debt
   Relationship Fund                                33 1/3% of total assets
UBS Opportunistic High Yield Relationship Fund      33 1/3% of total assets
UBS Corporate Bond Relationship Fund               [33 1/3% of total assets]

* U.S. Equity Securities                                                               80%
* All other Securities                                                                100%